STATEMENT OF INVESTMENTS
BNY Mellon Small/Mid Cap Growth Fund

December 31, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.2%
Capital Goods - 5.6%
Axon Enterprise, Inc.	127,504	[a]	32,938,108
Curtiss-Wright Corp.	144,603		32,216,102
Fluor Corp.	818,876	[a]	32,075,373
SiteOne Landscape Supply, Inc.	76,918	[a]	12,499,175
Zurn Elkay Water Solutions Corp.	562,191		16,534,037
			126,262,795
Commercial & Professional Services - 3.4%
CACI International, Inc., Cl. A	118,459	[a]	38,364,132
FTI Consulting, Inc.	192,357	[a]	38,307,897
			76,672,029
Consumer Discretionary Distribution & Retail - 4.2%
Burlington Stores, Inc.	97,375	[a]	18,937,490
Chewy, Inc., Cl. A	529,043	[a,b]	12,501,286
Ollie's Bargain Outlet Holdings, Inc.	658,802	[a]	49,996,484
RH	47,278	[a]	13,780,591
			95,215,851
Consumer Durables & Apparel - 4.6%
Lululemon Athletica, Inc.	97,951	[a]	50,081,367
Peloton Interactive, Inc., Cl. A	3,484,913	[a]	21,223,120
YETI Holdings, Inc.	621,796	[a]	32,196,597
			103,501,084
Consumer Services - 5.0%
European Wax Center, Inc., Cl. A	452,150	[a,b]	6,144,719
Expedia Group, Inc.	243,420	[a]	36,948,722
Planet Fitness, Inc., Cl. A	949,462	[a]	69,310,726
			112,404,167
Consumer Staples Distribution & Retail - 1.7%
Grocery Outlet Holding Corp.	1,405,295	[a]	37,886,753
Energy - 7.3%
Antero Resources Corp.	700,711	[a]	15,892,125
Cactus, Inc., Cl. A	1,074,310		48,773,674
EQT Corp.	1,595,811		61,694,053
Oceaneering International, Inc.	567,089	[a]	12,067,654
PBF Energy, Inc., Cl. A	587,534		25,827,995
			164,255,501
Financial Services - 6.0%
Ares Management Corp., Cl. A	156,767		18,642,732
AvidXchange Holdings, Inc.	1,836,675	[a]	22,756,403
Block, Inc.	348,411	[a]	26,949,591

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.2% (continued)
Financial Services - 6.0% (continued)
Flywire Corp.	415,119	[a]	9,610,005
Morningstar, Inc.	115,615		33,093,638
Tradeweb Markets, Inc., Cl. A	262,999		23,901,349
			134,953,718
Food, Beverage & Tobacco - 3.3%
Celsius Holdings, Inc.	349,326	[a,b]	19,045,254
Freshpet, Inc.	646,023	[a]	56,048,955
			75,094,209
Health Care Equipment & Services - 10.9%
Align Technology, Inc.	130,836	[a]	35,849,064
DexCom, Inc.	426,858	[a]	52,968,809
Guardant Health, Inc.	402,342	[a]	10,883,351
Inspire Medical Systems, Inc.	183,526	[a,b]	37,334,694
iRhythm Technologies, Inc.	405,337	[a]	43,387,272
Outset Medical, Inc.	373,929	[a,b]	2,022,956
Privia Health Group, Inc.	1,291,935	[a,b]	29,753,263
R1 RCM, Inc.	1,117,241	[a]	11,809,237
TransMedics Group, Inc.	264,352	[a,b]	20,865,303
			244,873,949
Materials - .9%
CF Industries Holdings, Inc.	252,427		20,067,947
Media & Entertainment - 2.7%
Liberty Media Corp-Liberty Formula One, Cl. C	462,611	[a]	29,204,632
Live Nation Entertainment, Inc.	330,535	[a]	30,938,076
			60,142,708
Pharmaceuticals, Biotechnology & Life Sciences - 17.7%
10X Genomics, Inc., CI. A	378,427	[a]	21,176,775
Ascendis Pharma A/S, ADR	142,900	[a,b]	17,998,255
Beam Therapeutics, Inc.	116,942	[a,b]	3,183,161
BioMarin Pharmaceutical, Inc.	268,762	[a]	25,914,032
Bio-Techne Corp.	498,539		38,467,269
Cytokinetics, Inc.	221,735	[a]	18,512,655
Denali Therapeutics, Inc.	520,788	[a]	11,176,110
Illumina, Inc.	217,400	[a]	30,270,776
Insmed, Inc.	712,920	[a]	22,093,391
Karuna Therapeutics, Inc.	48,431	[a]	15,328,896
Natera, Inc.	372,084	[a]	23,307,342
Pacific Biosciences of California, Inc.	1,526,497	[a,b]	14,974,936
Prothena Corp. PLC	206,789	[a]	7,514,712
Repligen Corp.	202,317	[a,b]	36,376,597
Sarepta Therapeutics, Inc.	604,558	[a]	58,297,528
Twist Bioscience Corp.	802,369	[a]	29,575,321

Description	Shares		Value ($)
Common Stocks - 97.2% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 17.7% (continued)
Ultragenyx Pharmaceutical, Inc.	531,223	[a]	25,403,084
			399,570,840
Real Estate Management & Development - 3.1%
CoStar Group, Inc.	805,246	[a]	70,370,448
Semiconductors & Semiconductor Equipment - 3.4%
Power Integrations, Inc.	377,826		31,023,293
Rambus, Inc.	655,344	[a]	44,727,228
			75,750,521
Software & Services - 15.8%
Akamai Technologies, Inc.	157,106	[a]	18,593,495
Bill Holdings, Inc.	241,590	[a]	19,711,328
Confluent, Inc., Cl. A	645,811	[a]	15,111,977
DoubleVerify Holdings, Inc.	1,132,135	[a]	41,639,925
Dynatrace, Inc.	661,282	[a]	36,165,513
HubSpot, Inc.	121,014	[a]	70,253,468
JFrog Ltd.	908,372	[a]	31,438,755
nCino, Inc.	255,057	[a,b]	8,577,567
Shopify, Inc., Cl. A	627,984	[a]	48,919,954
Twilio, Inc., Cl. A	866,117	[a]	65,712,297
			356,124,279
Technology Hardware & Equipment - 1.4%
Calix, Inc.	338,026	[a]	14,768,356
nLight, Inc.	481,452	[a]	6,499,602
Trimble, Inc.	201,378	[a]	10,713,310
			31,981,268
Telecommunication Services - .2%
Bandwidth, Inc., Cl. A	354,737	[a]	5,133,044
Total Common Stocks (cost $1,579,878,069)			2,190,261,111

Private Equity - 1.2%
Diversified Financials - .3%
Fundbox	702,664	[a,c]	6,007,777
Food, Beverage & Tobacco - .2%
Supplying Demand, Inc.	497,558	[a,c]	5,254,212
Pharmaceuticals, Biotechnology & Life Sciences - .3%
Aspen Neuroscience	1,963,167	[a,c]	6,478,451
Real Estate - .1%
Roofstock	346,123	[a,c]	3,025,115
Software & Services - .3%
Locus Robotics	101,086	[a,c]	5,315,102
Total Private Equity (cost $34,978,403)			26,080,657

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Number of Rights
Rights - .0%
Health Care Equipment & Services - .0%
Abiomed, Inc. expiring 12/31/2049 (cost $0)		160,644	[c]	163,857
	1-Day Yield (%)
Investment Companies - 1.7%
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $39,353,452)	5.43	39,353,452	[d]	39,353,452

Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $3,849,163)	5.43	3,849,163	[d]	3,849,163
Total Investments (cost $1,658,059,087)		100.3%		2,259,708,240
Liabilities, Less Cash and Receivables		(.3%)		(5,809,537)
Net Assets		100.0%		2,253,898,703

ADR—American Depositary Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At December 31, 2023, the value of the fund’s securities on loan was $110,035,801 and the value of the collateral was $115,590,769, consisting of cash collateral of $3,849,163 and U.S. Government & Agency securities valued at $111,741,606. In addition, the value of collateral may include pending sales that are also on loan.

c The fund held Level 3 securities at December 31, 2023. These securities were valued at $26,244,514 or 1.2% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

The following is a summary of the inputs used as of December 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	2,190,261,111	-	-	2,190,261,111
Equity Securities - Private Equity	-	-	26,080,657	26,080,657
Investment Companies	43,202,615	-	-	43,202,615
Rights	-	-	163,857	163,857

† See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At December 31, 2023, accumulated net unrealized appreciation on investments was $601,649,153, consisting of $737,814,521 gross unrealized appreciation and $136,165,368 gross unrealized depreciation.

At December 31, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.